State Street Institutional Investment Trust

(the “Trust”)

STATE STREET TARGET RETIREMENT FUND

Class I (SSFNX)

Class K (SSFOX)

(the “Fund”)

SUPPLEMENT DATED DECEMBER 2, 2019 TO THE PROSPECTUS

AND SUMMARY PROSPECTUS, EACH DATED APRIL 30, 2019,

AS EACH MAY BE SUPPLEMENTED AND/OR REVISED FROM TIME TO TIME

1.

Effective on or about March 27, 2020 (the “Effective Date”), the discussion regarding the Fund’s table of strategic target allocations on page 102 of the Prospectus and on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The following table shows the Fund’s strategic target allocations to the Underlying Funds on or about March 27, 2020.

Underlying Funds	Target Retirement Fund
State Street Equity 500 Index II Portfolio	15.57%
State Street Small/Mid Cap Equity Index Portfolio	2.93%
State Street Global All Cap Equity ex-U.S. Index Portfolio	11.50%
State Street Aggregate Bond Index Portfolio	20.00%
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	18.00%
SPDR Bloomberg Barclays High Yield Bond ETF	7.00%
SPDR Dow Jones Global Real Estate ETF	5.00%
SPDR Portfolio Long Term Treasury ETF	0.00%
SPDR Portfolio Short Term Treasury ETF	16.00%
SPDR Portfolio Short Term Corporate Bond ETF	4.00%

The Fund’s actual allocations are expected to differ over time. The Adviser periodically reviews the Fund’s target allocations to underlying investment options and may, at any time, in its discretion, change the target allocations or deviate from the target allocations. The Adviser may modify the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. The table is presented for illustrative purposes only. More current information regarding the Fund’s allocations may be available on its website: www.ssgafunds.com.

2.

The table on page 111, within the section “ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES and RISKS”, is hereby updated to reflect the updated strategic target allocation of the Fund as noted above.

3.	As of the Effective Date, all references to SPDR Portfolio TIPS ETF as an Underlying Fund are deleted in their entirety.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

1127032020SUP